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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 April 10, 2003
         --------------------------------------------------------------
                Date of Report (date of earliest event reported)


                            PREDICTIVE SYSTEMS, INC.
         --------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                    000-30422                13-3808483
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation                                     Identification Number)
     or organization)


                               19 West 44th Street
                               New York, NY 10036
         --------------------------------------------------------------
                    (Address of principal executive offices)


                                 (212) 659-3400
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

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         This Current Report on Form 8-K is filed by Predictive Systems, Inc., a
Delaware corporation ("Predictive" or the "Registrant"), in connection with the matters described herein.

ITEM 5: OTHER EVENTS.

         On April 11, 2003, Predictive and Science Applications International Corporation ("SAIC") announced that they had entered into an Asset Purchase Agreement, dated as of April 10, 2003 (the "Asset Purchase Agreement"), which sets forth the terms and conditions of the proposed sale of the firm's Security Intelligence Service business (the "Business"), which includes Information Sharing and Analysis Centers and Open Source Intelligence Services, to SAIC (the "Asset Sale"). Pursuant to the Asset Purchase Agreement, SAIC will transfer at the closing of the Asset Sale, 4,192,220 shares of Predictive's common stock to Predictive as consideration for the Business. Consummation of the Asset Sale is subject to various conditions, including the receipt of certain third party consents. A copy of the Asset Purchase Agreement is included herein as Exhibit 2.1.

         On April 11, 2003, Predictive issued a press release regarding the execution of the Asset Purchase Agreement. A copy of such press release is included herein as Exhibit 99.1.

         The Asset Purchase Agreement and the press release are incorporated herein by reference into this Item 5 and the foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

                  The following exhibits are filed herewith:

                  2.1 Asset Purchase Agreement, dated as of April 10, 2003, by and among Predictive Systems, Inc., Global Integrity Corporation and Science Applications International Corporation

                  99.1 Press Release, dated April 11, 2003, announced by Predictive Systems, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2003

                                         PREDICTIVE SYSTEMS, INC.

                                         By:   /s/ Neeraj Sethi
                                             -----------------------------------
                                         Name:   Neeraj Sethi
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX


         Exhibit
         Number                              Description
---------------------   --------------------------------------------------------
         2.1 Asset Purchase Agreement, dated as of April 10, 2003, by and among Predictive Systems, Inc., Global
                         Integrity Corporation and Science Applications International Corporation

        99.1 Press Release, dated April 11, 2003, announced by Predictive Systems, Inc.